UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2019
OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35989	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.	Other Events.
On January 4, 2019, Owens Realty Mortgage, Inc. (“ORM” or the “Company”) issued a press release announcing that it has set a record date for the special meeting of its stockholders to, among other things, consider and vote on a proposal to approve the previously announced definitive merger agreement with Ready Capital Corporation (“Ready Capital”) (NYSE: RC) and to terminate the management agreement between the Company and Owens Financial Group, Inc., dated as of May 20, 2013, as amended on April 1, 2018.
Stockholders of record as of the close of business on January 14, 2019 (the “Record Date”) will be entitled to vote at the special meeting expected to occur on February 28, 2019.  The ongoing federal government shutdown could affect the timing of the special meeting.  The merger, pursuant to which Ready Capital will acquire the Company, is subject to certain customary closing conditions and the receipt of approvals of stockholders of the Company and Ready Capital.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Forward-Looking Statements

This Form 8-K may contain “forward-looking statements”. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Ready Capital or ORM expects, believes or anticipates will or may occur in the future are forward-looking statements.  Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Ready Capital’s and ORM’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Ready Capital and ORM believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the companies can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.
Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the merger; fluctuations in the adjusted book value per share of the shares of both the Company and Ready Capital; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s and Ready Capital’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; changes in future loan acquisition and production; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for small balance commercial loans and other investments; and other factors, including those set forth in the Risk Factors section of Ready Capital’s Registration Statement on Form S-4 and other reports filed by the Company and Ready Capital with the SEC, copies of which are available on the SEC’s website, www.sec.gov.
Each of the forward-looking statements of Ready Capital or ORM are based on assumptions that Ready Capital or ORM, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Ready Capital nor ORM undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Certain Information Regarding Participants in the Solicitation

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC. Additional information regarding these persons and their interests in the proposed merger is included in the joint proxy statement/prospectus relating to the proposed merger that has been filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Ready Capital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed merger are included in the joint proxy statement/prospectus for the proposed merger.

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of the Company and Ready Capital.  In connection with the proposed merger, Ready Capital has filed a Registration Statement on Form S-4, which includes a preliminary joint proxy statement/prospectus. The Company’s stockholders and other interested persons are advised to read the preliminary joint proxy statement/prospectus and, when available, the amendments thereto and the definitive joint proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed merger, as these materials will contain important information about the Company, Ready Capital and the proposed merger. When available, the definitive joint proxy statement/prospectus and other relevant materials for the proposed merger will be mailed to stockholders of the Company as of the Record Date. Stockholders will also be able to obtain copies of the preliminary joint proxy statement/prospectus, the definitive joint proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or  on the Company’s s website at www.owensmortgage.com or by directing a request to: Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595, Attention: Daniel Worley, Secretary.

No Offer or Solicitation

This document shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed merger. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
99.1	Press Release, dated January 4, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC.

By: /s/ Bryan H. Draper
Name:          Bryan H. Draper
Title:            President and Chief Executive Officer

Dated: January 4, 2019

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